THE BRANDYWINE FUNDS

Managed by Friess Associates, LLC        Quarterly Report        June 30, 2005

Dear Fellow Shareholders:

The Brandywine Funds posted solid June-quarter results, contributing to positive year-to-date performance in what was a challenging six months for many major indexes. Brandywine and Brandywine Blue grew 3.83 and 1.23 percent this year through June, compared to benchmark results ranging from a 1.88 percent decline in the Russell 3000 Growth Index to a 0.11 percent gain in the Russell 1000 Index.

Brandywine Fund grew 2.73 percent in the June quarter, outpacing gains in the S&P 500, Russell 3000 and Russell 3000 Growth Indexes of 1.37, 2.24 and 2.55 percent. Brandywine Blue Fund grew 3.83 percent versus gains in the Russell 1000 and Russell 1000 Growth Indexes of 2.05 and 2.46 percent.

While resurgent oil prices made headlines, June-quarter performance undercut the argument that higher energy prices would prompt consumers to retreat. Five of Brandywine's top 10 contributors and six of Brandywine Blue's were consumer-related holdings. Standouts included American Eagle Outfitters in Brandywine, Nordstrom in Brandywine Blue and Nike in both Funds. All three companies exceeded earnings estimates in their most recently reported quarter.

Consumers also did their part to continue fueling robust results for homebuilders. KB Home in Brandywine, Pulte Homes in Brandywine Blue and Centex in both Funds enjoyed double-digit June-quarter gains in the wake of strong earnings growth. KB Home, Pulte Homes and Centex grew earnings 72, 63 and 34 percent in their most recent quarter, topping estimates by 16, 16 and 10 percent.

Continuing a trend from last quarter, energy holdings aided results. This was particularly the case in Brandywine thanks to Southwestern Energy, the Fund's second-biggest contributor to total gains. Both Funds also benefited from holdings that provide equipment and services to oil and gas producers.

Shared holdings, including Corning in technology and Chicago Mercantile Exchange in financials, helped make their respective sectors notable forces in performance versus the indexes. Corning, which more than doubled March-quarter earnings, was the top contributor in both Funds. Chicago Mercantile, with 51 percent March-quarter earnings growth, was Brandywine's fourth-biggest contributor and Brandywine Blue's second-biggest.

Holdings from the raw materials and industrial sectors were the only notable relative performance detractors. Although holdings from these areas were strong in previous quarters, their performance mostly stalled in the June quarter. Investors assumed falling steel prices in the spring signaled declining demand with implications for a range of metals- and industrial-related companies. Our research indicates that demand remains stable and that the steel price situation is more a function of ramped-up steel production in China boosting global supply.

                                   Brandywine             Brandywine Blue
Cumulative Total Return             % Change                 % Change
-----------------------             --------                 --------
Quarter                                2.73                     3.83
One Year                              14.95                    14.22
Five Years                            -8.17                     3.72
Ten Years                            135.17                   154.23
Inception                           1084.57*<F1>              560.53**<F2>

Annualized Total Return
-----------------------
Five Years                            -1.69                     0.73
Ten Years                              8.93                     9.78
Inception                             13.52*<F1>               13.94**<F2>

*<F1>     12/30/85
**<F2>    1/10/91

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The three months through June marked Brandywine's fourth consecutive quarter finishing ahead of the S&P 500, Russell 3000 and Russell 3000 Growth Indexes. That consistency generated a 14.95 percent total return in the 12 months through June, a period in which returns in those benchmarks ranged from 1.90 to 8.05 percent. Brandywine's trailing-year return ranked in the top 9 percent of the 797 funds in Morningstar's mid-cap growth category.

Brandywine Blue also outperformed its benchmarks in the trailing year, with a
14.22 percent total return comparing favorably to returns in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 6.32, 7.92 and 1.68 percent. When measured against the 1,361 funds in Morningstar's large-cap growth category, Brandywine Blue's performance in the year ended June 30 ranked in the top 1 percent.

                           TRAILING YEAR PERFORMANCE
Brandywine Fund                                           14.95%
Brandywine Blue Fund                                      14.22%
Russell 3000 Index                                         8.05%
Russell 1000 Index                                         7.92%
S&P 500 Index                                              6.32%
Russell 3000 Growth Index                                  1.90%
Russell 1000 Growth Index                                  1.68%

Cumulative Total Returns, June 30, 2004 through June 30, 2005.

This month we welcome David Haley to the Friess research team. David, who holds the Chartered Financial Analyst designation, spent six years with T. Rowe Price Associates, where he worked as an Investment Analyst in the firm's Baltimore and London offices. He also recently earned a Master of Business Administration degree with a concentration in finance from New York University's Stern School of Business.

On the housekeeping front, to maximize efficiencies we shifted work previously done in our Phoenix-area satellite office to our Delaware and Wyoming facilities. In recent years, that office shrank through attrition to only two or three full-time teammates. Also, please join us in keeping Friess research teammate Nate Dougall in our thoughts and prayers. A Major in the U.S. Army recently called up from the reserves, Nate was deployed to Baghdad to lend a hand in the development of a free and democratic Iraq. We wish Nate a safe journey and look forward to welcoming him back upon the completion of his military commitment.

As we begin the September quarter, Brandywine holds a diverse group of companies, with roughly equal concentrations of holdings in the industrial, consumer discretionary and energy sectors. Brandywine Blue currently favors consumer-related companies, followed by energy and, to a lesser extent, technology companies.

Regardless of sector, both portfolios hold companies with a combination of earnings power and reasonable prices that bodes well for the rest of the year. The average holdings in Brandywine and Brandywine Blue are expected to grow earnings 36 and 35 percent this year, respectively, while selling at a 2005 price-to-earnings ratio of 16.

Your team is committed to owning companies that will build on recent results on your behalf. Thanks for your continued confidence!

/s/ Bill D'Alonzo
Bill D'Alonzo
Brandywine Funds President    July 8, 2005

CAPITAL GAINS UPDATE...

Brandywine Blue Fund finished the June quarter in a realized gain position that makes a capital gains distribution likely in October. Brandywine Blue currently shows $0.84 per share in net realized capital gains. For Brandywine Fund, an October capital gains distribution still appears unlikely. While Brandywine continues to reduce its capital loss carryovers from previous years, $4.23 a share remains available to offset gains realized in the future. These figures are presented for guidance only. Gains and losses realized through sales of portfolio holdings between now and September 30 will determine the final tallies for the fiscal year.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST


1.  Kohl's Corp.                           +6.0%                  6. Phelps Dodge Corp.                          -1.4%
2. Nike, Inc.                              +7.8%                  7. Union Pacific Corp.                         +1.4%
3. Allstate Corp.                         +51.5%                  8. Nabors Industries, Ltd.                    +21.9%
4. Weatherford International Ltd.         +38.3%                  9. CVS Corp.                                   +7.1%
5. Chesapeake Energy Corp.                +73.9%                 10. American Eagle Outfitters, Inc.            +16.0%


                                EARNINGS GROWTH

Your Companies           36%
S&P 500                  12%

FORECASTED INCREASE IN EARNINGS PER SHARE 2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2005.

                     YOUR COMPANIES' MARKET CAPITALIZATION

CASH                                   2.1%

LARGE CAP
$10 billion and over                  25.1%

MID CAP
$2 billion to $10 billion             60.0%

SMALL CAP
below $2 billion                      12.8%

                            TOP TEN INDUSTRY GROUPS

Cash                                                    2.1%
Oil & Gas Equipment & Services                          8.4%
Oil & Gas Exploration & Production                      6.0%
Aerospace & Defense                                     5.9%
Oil & Gas Drilling                                      5.6%
Footwear                                                4.4%
Department Stores                                       4.3%
Property & Casualty Insurance                           3.9%
Apparel Retail                                          3.8%
Diversified Metals & Mining                             3.6%
Railroads                                               3.5%
All Other Industry Groups                              48.5%

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                                        $ GAIN
 BIGGEST $ WINNERS                  (IN MILLIONS)    % GAIN                                 REASON FOR MOVE
 -----------------                   ------------    ------                                 ---------------
Corning Inc.                            $41.0          41.4           March-quarter earnings more than doubled, topping estimates.
                                                                      With flat-panel television and computer screen manufacturers ramping up production in the second half of the year, the
                                                                      environment grew more bullish for Corning's Display
                                                                      Technologies segment, which manufactures glass substrates for liquid crystal displays (LCDs) and represents 38 percent of sales.

Southwestern Energy Co.                 $29.1          61.7           March-quarter earnings grew 30 percent, topping estimates.
                                                                      Quarterly revenues jumped 34 percent to $161 million. The
                                                                      integrated energy company focuses on natural gas and crude oil production and gained ground after releasing better-than-
                                                                      expected production data points from new wells drilled on its
                                                                      Fayetteville Shale, Arkansas property.

KB Home, Inc.                           $18.8          26.7           May-quarter earnings growth of 72 percent beat estimates by 16 percent. The homebuilder experienced high demand in its
                                                                      Florida, Southwest and West Coast markets, fueling strong
                                                                      growth in both unit deliveries and selling prices. Estimates for the fiscal year ending November are up 26 percent since
                                                                      January, as orders for new homes continue to grow amid rising but still relatively low interest rates.

Chicago Mercantile Exchange             $15.6          18.9           The largest U.S. futures exchange grew March-quarter earnings
                                                                      51 percent, beating estimates. As volumes increased, it
                                                                      announced its first price increase in five years. The recent drop in long-term Treasuries continues to fuel higher volumes on the exchange as mortgage bankers scramble to hedge their interest-rate exposure. Shares also rose on speculation that the company might buy the Chicago Board of Trade.

Allstate Corp.                          $14.0          10.6           The second-largest personal lines insurer in the country grew
                                                                      March-quarter earnings 17 percent, beating estimates by 13 percent. Favorable weather, reduced loss costs and benefits associated with new multi-tiered and segmented underwriting models continue to fuel results.

                                        $ LOSS
  BIGGEST $ LOSERS                  (IN MILLIONS)    % LOSS                                 REASON FOR MOVE
  ----------------                   ------------    ------                                 ---------------
Phelps Dodge Corp.                      $24.3          8.8            The world's second largest copper producer and currently one of the few able to bring on incremental supply grew March-
                                                                      quarter earnings 91 percent. Despite strong results, falling steel prices pressured materials-related companies early in the quarter as investors interpreted the drop as a sign of weakening industrial demand rather than increased steel
                                                                      production. The Fund sold Phelps Dodge to lock in a
                                                                      substantial gain and, after the speculative fears cleared, compelling fundamentals led the Fund to revisit the company in late June.

Companhia Vale do Rio Doce              $21.1          12.8           March-quarter earnings jumped 73 percent, but the world's
                                                                      largest supplier of iron-ore pellets used in steel production lost ground on concerns that lower steel prices signaled
                                                                      softening demand. The Fund sold Companhia Vale do Rio Doce at a gain and used the proceeds to purchase an idea with better near-term prospects.

Starwood Hotels & Resorts               $18.0          10.8           March-quarter earnings growth more than doubled and beat
  Worldwide, Inc.                                                     estimates by 13 percent, but soft regional economies in Europe resulted in disappointing growth in revenues per available room for the hotel operator. Additionally, the company
                                                                      announced its pending acquisition of Meridien would be
                                                                      dilutive to earnings for the second half of this year and
                                                                      froze share repurchases until the deal is finalized. The Fund sold Starwood to fund an idea with greater near-term earnings upside.

Yellow Roadway Corp.                    $8.5           13.6           Yellow Roadway is among the largest U.S. less-than-truckload transportation providers. March-quarter earnings grew to $0.92 from $0.38 a year ago, beating estimates. Concerns surfaced that a seasonal decline in volumes would persist amid an
                                                                      uncertain economic backdrop, sending transportation-related companies lower. The Fund sold Yellow Roadway at a gain and used the proceeds to fund an idea with greater near-term
                                                                      upside.

Citrix Systems, Inc.                    $7.0           8.9            The maker of software that allows the sharing of programs
                                                                      over networks grew March-quarter earnings 26 percent, topping estimates. Citrix shares sold off during the quarter on a
                                                                      knee-jerk reaction to news of earnings dilution associated with its pending acquisition of NetScaler, a provider of
                                                                      application traffic management services. Investors focused on the limited near-term impact rather than the longer-term
                                                                      growth prospects of the combined company.

All gains/losses are calculated on an average cost basis

                             Brandywine Fund, Inc.
                            Statement of Net Assets
                                 June 30, 2005
                                  (Unaudited)


       Shares                                                                     Cost                         Value
       ------                                                                     ----                         -----

COMMON STOCKS - 97.9% (A)<F3>

CONSUMER DISCRETIONARY
                  APPAREL RETAIL - 3.8%
      3,709,300   American Eagle Outfitters, Inc.                             $101,548,325                  $113,690,045
         25,000   Burlington Coat Factory Warehouse Corp.                          913,998                     1,066,000
        139,800   Jos. A. Bank Clothiers, Inc.                                   4,802,004                     6,053,340
        316,750   The Men's Wearhouse, Inc.                                      5,456,401                    10,905,703
        350,000   Payless ShoeSource, Inc.                                       6,945,035                     6,720,000

                  APPAREL, ACCESSORIES, & LUXURY GOODS - 0.2%
        180,400   Phillips-Van Heusen Corp.                                      4,929,428                     5,897,276

                  BROADCASTING & CABLE TV - 0.8%
        908,600   EchoStar Communications Corp.                                 26,585,872                    27,394,290

                  CATALOG RETAIL - 0.2%
        292,200   Coldwater Creek Inc.                                           5,578,454                     7,278,702

                  CONSUMER ELECTRONICS - 3.1%
      1,141,600   Garmin Ltd.                                                   61,363,414                    48,803,400
        790,000   Harman International Industries, Inc.                         66,739,648                    64,274,400

                  DEPARTMENT STORES - 4.3%
      2,761,100   Kohl's Corp.                                                 145,003,749                   154,373,101

                  FOOTWEAR - 4.4%
      1,721,800   Nike, Inc. Cl B                                              139,439,146                   149,107,880
        348,500   Wolverine World Wide, Inc.                                     8,384,816                     8,367,485

                  HOME FURNISHINGS - 0.7%
      1,167,300   Tempur-Pedic International Inc.                               22,498,742                    25,890,714

                  HOMEBUILDING - 2.3%
        844,800   Centex Corp.                                                  42,117,740                    59,702,016
        222,600   KB Home, Inc.                                                  8,231,882                    16,968,798
         60,000   Meritage Homes Corp.                                           4,429,215                     4,770,000

                  LEISURE PRODUCTS - 0.3%
        230,000   Nautilus,  Inc.                                                4,954,549                     6,555,000
        139,800   SCP Pool Corp.                                                 4,561,185                     4,905,582

                  RESTAURANTS - 0.9%
        125,000   Brinker International, Inc.                                    4,968,900                     5,006,250
        824,400   Darden Restaurants, Inc.                                      25,303,155                    27,188,712
         35,000   Red Robin Gourmet Burgers Inc.                                 1,787,282                     2,169,300
                                                                            --------------                --------------
                  TOTAL CONSUMER DISCRETIONARY                                 696,542,940                   757,087,994
                  THIS SECTOR IS 8.7% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES
                  DRUG RETAIL - 3.3%
      4,060,800   CVS Corp.                                                    111,538,315                   118,047,456
                                                                            --------------                --------------
                  TOTAL CONSUMER STAPLES                                       111,538,315                   118,047,456
                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

ENERGY
                  OIL & GAS DRILLING - 5.6%
        289,200   Helmerich & Payne, Inc.                                       13,407,972                    13,569,264
      2,081,000   Nabors Industries, Ltd.                                      101,761,369                   126,150,220
      2,280,100   Patterson-UTI Energy, Inc.                                    56,648,984                    63,455,183

                  OIL & GAS EQUIPMENT & SERVICES - 8.4%
        189,800   Cooper Cameron Corp.                                          11,437,951                    11,777,090
        125,000   Core Laboratories N.V.                                         2,925,329                     3,352,500
        636,300   FMC Technologies, Inc.                                        19,276,129                    20,342,511
        214,400   Grant Prideco, Inc.                                            3,344,192                     5,670,880
        430,200   Halliburton Co.                                               17,234,353                    20,572,164
      1,738,380   National Oilwell Varco Inc.                                   58,077,559                    82,642,585
        400,000   Stolt Offshore S.A. ADR                                        3,157,110                     3,628,000
        643,200   Superior Energy Services, Inc.                                10,143,929                    11,448,960
        150,000   TETRA Technologies, Inc.                                       4,143,121                     4,777,500
        276,200   Veritas DGC Inc.                                               6,374,439                     7,661,788
      2,299,100   Weatherford International Ltd.                                97,428,732                   133,301,818

                  OIL & GAS EXPLORATION & PRODUCTION - 6.0%
        300,000   Bois d'Arc Energy, Inc.                                        3,900,000                     4,425,000
      5,812,300   Chesapeake Energy Corp.                                       76,524,337                   132,520,440
        150,000   Global Industries, Ltd.                                        1,409,460                     1,275,000
        150,000   KCS Energy, Inc.                                               1,988,650                     2,605,500
      1,630,000   Southwestern Energy Co.                                       47,779,438                    76,577,400

                  OIL & GAS REFINING, MARKETING & TRANSPORTATION - 0.7%
      1,365,000   OMI Corp.                                                     26,105,417                    25,948,650
                                                                            --------------                --------------
                  TOTAL ENERGY                                                 563,068,471                   751,702,453
                  THIS SECTOR IS 33.5% ABOVE YOUR FUND'S COST.

FINANCIALS
                  PROPERTY & CASUALTY INSURANCE - 3.9%
      2,361,600   Allstate Corp.                                                93,800,674                   141,105,600

                  REGIONAL BANKS - 0.3%
        235,000   SVB Financial Group                                           11,040,950                    11,256,500

                  SPECIALIZED FINANCE - 2.7%
        332,200   Chicago Mercantile Exchange                                   82,538,685                    98,165,100
                                                                            --------------                --------------
                  TOTAL FINANCIALS                                             187,380,309                   250,527,200
                  THIS SECTOR IS 33.7% ABOVE YOUR FUND'S COST.

HEALTHCARE
                  BIOTECHNOLOGY - 0.2%
        295,100   Serologicals Corp.                                             5,993,852                     6,270,875

                  HEALTH CARE EQUIPMENT - 3.5%
      1,550,000   Fisher Scientific International Inc.                          69,002,993                   100,595,000
        416,500   Kinetic Concepts, Inc.                                        24,824,243                    24,990,000

                  HEALTH CARE FACILITIES - 2.3%
        234,600   Community Health Systems Inc.                                  6,978,523                     8,865,534
      1,361,400   Triad Hospitals, Inc.                                         74,455,140                    74,386,896
                                                                            --------------                --------------
                  TOTAL HEALTHCARE                                             181,254,751                   215,108,305
                  THIS SECTOR IS 18.7% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                  AEROSPACE & DEFENSE - 5.9%
        525,000   Armor Holdings, Inc.                                          20,278,544                    20,795,250
      2,143,300   Goodrich Corp.                                                82,027,368                    87,789,568
      1,359,600   Precision Castparts Corp.                                    101,776,550                   105,912,840

                  COMMERCIAL PRINTING - 1.8%
      1,885,400   R. R. Donnelley & Sons Co.                                    63,503,303                    65,065,154

                  CONSTRUCTION & ENGINEERING - 0.6%
        912,500   McDermott International, Inc.                                 19,959,268                    19,162,500
         60,000   Washington Group International, Inc.                           3,038,667                     3,067,200

                  CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 1.9%
        150,000   Bucyrus International, Inc.                                    5,007,510                     5,697,000
      1,620,000   Joy Global Inc.                                               56,073,561                    54,415,800
        175,000   Manitowoc Company, Inc.                                        6,859,529                     7,178,500

                  DIVERSIFIED COMMERCIAL SERVICES - 0.4%
        217,900   Corrections Corporation of America                             8,347,630                     8,552,575
        101,900   CRA International Inc.                                         5,476,572                     5,487,315

                  ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
        445,100   AMETEK, Inc.                                                  15,075,271                    18,627,435
        400,000   Thomas & Betts Corp.                                          12,327,815                    11,296,000

                  ENVIRONMENTAL SERVICES - 0.4%
        342,400   Waste Connections, Inc.                                       11,751,985                    12,768,096

                  INDUSTRIAL CONGLOMERATES - 1.5%
        433,900   Carlisle Companies Inc.                                       30,125,247                    29,778,557
        605,100   Walter Industries, Inc.                                       26,494,421                    24,325,020

                  INDUSTRIAL MACHINERY - 2.8%
        219,200   IDEX Corp.                                                     8,639,898                     8,463,312
        535,000   JLG Industries, Inc.                                          11,681,784                    14,701,800
      1,731,000   Pentair, Inc.                                                 55,276,286                    74,104,110
        146,500   The Timken Co.                                                 2,743,602                     3,384,150

                  MARINE - 0.1%
        409,400   Eagle Bulk Shipping Inc.                                       5,731,600                     5,526,900

                  RAILROADS - 3.5%
      1,977,400   Union Pacific Corp.                                          126,690,960                   128,135,520

                  TRADING COMPANIES & DISTRIBUTORS - 0.9%
        309,300   Aviall, Inc.                                                   9,212,574                     9,770,787
        885,500   United Rentals, Inc.                                          17,544,578                    17,895,955
         75,000   Watsco, Inc.                                                   3,002,423                     3,195,000

                  TRUCKING - 1.0%
      1,275,500   Hunt (J.B.) Transport Services, Inc.                          26,043,095                    24,617,150
        450,900   Swift Transportation Co., Inc.                                11,417,566                    10,501,461
                                                                            --------------                --------------
                  TOTAL INDUSTRIALS                                            746,107,607                   780,214,955
                  THIS SECTOR IS 4.6% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                  APPLICATION SOFTWARE - 3.1%
      1,154,900   Autodesk, Inc.                                                41,482,756                    39,693,913
      3,296,600   Citrix Systems, Inc.                                          77,504,999                    71,404,356

                  COMMUNICATIONS EQUIPMENT - 2.8%
      5,130,100   Corning Inc.                                                  57,060,305                    85,262,262
        777,800   Motorola, Inc.                                                13,853,924                    14,202,628

                  COMPUTER HARDWARE - 0.8%
        550,000   Avid Technology, Inc.                                         32,170,559                    29,304,000

                  COMPUTER STORAGE & PERIPHERALS - 1.8%
        830,300   Emulex Corp.                                                  12,841,504                    15,161,278
        150,000   Hutchinson Technology Inc.                                     5,711,865                     5,776,500
      2,510,200   Seagate Technology                                            44,792,191                    44,054,010

                  DATA PROCESSING & OUTSOURCED SERVICES - 0.3%
        147,800   Global Payments Inc.                                           7,528,546                    10,020,840

                  ELECTRONIC EQUIPMENT MANUFACTURERS - 1.2%
      1,449,800   FLIR Systems, Inc.                                            44,696,353                    43,262,032

                  INTERNET SOFTWARE & SERVICES - 0.3%
        942,700   ValueClick, Inc.                                               9,782,104                    11,623,491

                  IT CONSULTING & OTHER SERVICES - 0.3%
        225,000   Anteon International Corp.                                     7,279,571                    10,264,500

                  SEMICONDUCTOR EQUIPMENT - 1.1%
      1,740,000   Altera Corp.                                                  37,565,870                    34,486,800
        175,000   Intel Corp.                                                    4,846,327                     4,560,500

                  SEMICONDUCTORS - 0.5%
        345,000   International Rectifier Corp.                                 14,000,270                    16,463,400
                                                                            --------------                --------------
                  TOTAL INFORMATION TECHNOLOGY                                 411,117,144                   435,540,510
                  THIS SECTOR IS 5.9% ABOVE YOUR FUND'S COST.

MATERIALS
                  CONSTRUCTION MATERIALS - 2.1%
        367,022   Headwaters Inc.                                                9,615,304                    12,618,216
        334,200   Lafarge North America Inc.                                    20,697,109                    20,867,448
        638,300   Martin Marietta Materials, Inc.                               32,366,144                    44,119,296

                  DIVERSIFIED METALS & MINING - 3.6%
      1,405,100   Phelps Dodge Corp.                                           133,972,713                   129,971,750

                  STEEL - 0.5%
        379,300   Carpenter Technology Corp.                                    23,506,273                    19,647,740
                                                                            --------------                --------------
                  TOTAL MATERIALS                                              220,157,543                   227,224,450
                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

                  Total common stocks                                        3,117,167,080                 3,535,453,323

                                                                           Principal Amount
                                                                           ----------------
SHORT-TERM INVESTMENTS - 5.1% (A)<F3>

                  COMMERCIAL PAPER - 5.0%
   $182,000,000   UBS FINANCE (DE) LLC,
                  due 07/01/05, discount 3.37%                              $  182,000,000                   182,000,000

                  VARIABLE RATE DEMAND NOTE - 0.1%
      2,511,895   U.S. Bank, N.A., 3.08%                                         2,511,895                     2,511,895
                                                                            --------------                --------------
                  Total short-term investments                                 184,511,895                   184,511,895
                                                                            --------------                --------------
                  Total investments                                         $3,301,678,975                 3,719,965,218
                                                                            --------------
                                                                            --------------
                  Liabilities, less cash and
                    receivables (3.0%) (A)<F3>                                                             (107,088,860)

                    NET ASSETS                                                                            $3,612,876,358
                                                                                                          --------------
                                                                                                          --------------
                  Net Asset Value Per Share
                  ($0.01 par value, 500,000,000
                  shares authorized), offering
                  and redemption price
                  ($3,612,876,358 / 128,021,096
                  shares outstanding)                                                                             $28.22
                                                                                                                  ------
                                                                                                                  ------


(A)<F3> Percentages for the various classifications relate to net assets. ADR- American Depository Receipts.
N.V.-Netherlands Antillies Limited Liability Corp.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

1. Chicago Mercantile Exchange       +28.7%                  6. Union Pacific Corp.                    +1.7%
2. Kohl's Corp.                       +6.4%                  7. Phelps Dodge Corp.                     -1.6%
3. Nabors Industries, Ltd.           +22.0%                  8. Centex Corp.                          +31.6%
4. Nike, Inc.                         +4.1%                  9. Weatherford International, Ltd.       +23.7%
5. CVS Corp.                         +13.7%                 10. Amgen Inc.                             -2.2%

                                EARNINGS GROWTH

                         Your Companies             35%
                         S&P 500                    12%

             FORECASTED INCREASE IN EARNINGS PER SHARE 2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2005.

                     YOUR COMPANIES' MARKET CAPITALIZATION
               CASH                                          4.3%

               LARGE CAP
               $10 billion and over                         53.1%

               MID CAP
               $2 billion to $10 billion                    42.6%

                            TOP TEN INDUSTRY GROUPS
               Cash                                          4.3%
               Department Stores                             8.2%
               Oil & Gas Equipment & Services                7.2%
               Homebuilding                                  6.3%
               Communications Equipment                      5.9%
               Specialized Finance                           5.3%
               Oil & Gas Drilling                            4.9%
               Footwear                                      4.7%
               Semiconductor Equipment                       4.4%
               Drug Retail                                   4.2%
               Railroads                                     4.2%
               All Other Industry Groups                    40.4%

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                                  $ GAIN
BIGGEST $ WINNERS              (IN MILLIONS)        % GAIN                                  REASON FOR MOVE
-----------------              ------------         ------                                  ---------------
Corning Inc.                       $13.8            41.3              March-quarter earnings more than doubled, topping estimates.
                                                                      With flat-panel television and computer screen manufacturers ramping up production in the second half of the year, the
                                                                      environment grew more bullish for Corning's Display
                                                                      Technologies segment, which manufactures glass substrates for liquid crystal displays (LCDs) and represents 38 percent of sales.

Chicago Mercantile Exchange        $11.0            $28.7             The largest U.S. futures exchange grew March-quarter earnings
                                                                      51 percent, beating estimates.  As volumes increased, it
                                                                      announced its first price increase in five years.  The recent drop in long-term Treasuries continues to fuel higher volumes on the exchange as mortgage bankers scramble to hedge their interest-rate exposure.  Shares also rose on speculation that the company might buy the Chicago Board of Trade.

Centex Corp.                       $6.3             $21.7             The fourth-largest domestic homebuilder grew March-quarter earnings 34 percent, beating estimates.  Gross profit margins grew for the 36th consecutive quarter as revenues jumped 25 percent.  Centex continues to leverage its size into
                                                                      competitive advantages associated with its cost of capital, land and building materials.

Nordstrom, Inc.                    $5.1             22.1              April-quarter earnings growth of 56 percent beat estimates by
                                                                      9 percent.  May same-store sales increased 7.4 percent from a year ago thanks to the fashion retailer's favorable
                                                                      merchandise mix and recent operational improvements.
                                                                      Management's philosophy to stock each store regionally to
                                                                      better reflect local preferences and provide exceptional in-
                                                                      store customer service is helping differentiate it from
                                                                      competitors.

Kohl's Corp.                       $3.6             8.4               April-quarter revenues jumped 15 percent as the company
                                                                      introduced new exclusive brands and recovered from year-ago merchandise missteps.  Management's new merchandising
                                                                      initiatives have successfully re-attracted customers and are driving solid same-store sales growth.


                                  $ LOSS
BIGGEST $ LOSERS               (IN MILLIONS)        % LOSS                                  REASON FOR MOVE
----------------               ------------         -----                                   ---------------
Phelps Dodge Corp.                 $6.4             9.0               The world's second largest copper producer and currently one of the few able to bring on incremental supply grew March-
                                                                      quarter earnings 91 percent.  Despite strong results, falling steel prices pressured materials-related companies early in the quarter as investors interpreted the drop as a sign of weakening industrial demand rather than increased steel
                                                                      production.  The Fund sold Phelps Dodge to lock in a
                                                                      substantial gain and, after the speculative fears cleared, compelling fundamentals led the Fund to revisit the company in late June.

Companhia Vale do Rio Doce         $5.1             13.4              March-quarter earnings jumped 73 percent, but the world's
                                                                      largest supplier of iron-ore pellets used in steel production lost ground on concerns that lower steel prices signaled
                                                                      softening demand.   The Fund sold Companhia Vale do Rio Doce
                                                                      at a gain and used the proceeds to purchase an idea with
                                                                      better near-term prospects.

Starwood Hotels & Resorts          $4.3             10.3              March-quarter earnings growth more than doubled and beat
 Worldwide, Inc.                                                      estimates by 13 percent, but soft regional economies in Europe resulted in disappointing growth in revenues per available room for the hotel operator.  Additionally, the company
                                                                      announced its pending acquisition of Meridien would be
                                                                      dilutive to earnings for the second half of this year and
                                                                      froze share repurchases until the deal is finalized.  The Fund sold Starwood to fund an idea with greater near-term earnings upside.

Burlington Northern                $2.8             8.3               March-quarter earnings jumped 60 percent, beating
 Santa Fe Corp.                                                       estimates by 14 percent.  General concerns related to the
                                                                      economy resulted in transportation-related stocks giving back some of their first-quarter gains, while derailments in the
                                                                      Powder River Basin disrupted coal deliveries.  The Fund sold
                                                                      Burlington Northern to fund an idea with greater near-term earnings visibility.

Union Pacific Corp.                $2.3             5.6               March-quarter earnings beat estimates, but general concerns regarding the economy weighed on transportation providers
                                                                      during their seasonally slow period.  Additionally,
                                                                      derailments in the Powder River Basin disrupted coal
                                                                      deliveries.  Union Pacific has put many of its operational difficulties behind, which have to this point overshadowed the strong pricing leverage the rail operator commands.



All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2005
                                  (Unaudited)


        Shares                                                                    Cost                         Value
        ------                                                                    ----                         -----

COMMON STOCKS - 95.7% (A)<F4>

CONSUMER DISCRETIONARY

                  BROADCASTING & CABLE TV - 3.0%
        925,000   EchoStar Communications Corp.                              $  26,775,362                 $  27,888,750

                  CONSUMER ELECTRONICS - 3.7%
        293,100   Garmin Ltd.                                                   15,656,710                    12,530,025
        262,400   Harman International Industries, Inc.                         22,734,509                    21,348,864

                  DEPARTMENT STORES - 8.2%
        840,000   Kohl's Corp.                                                  44,158,897                    46,964,400
        417,400   Nordstrom, Inc.                                               23,231,599                    28,370,678

                  FOOTWEAR - 4.7%
        503,800   Nike, Inc. Cl B                                               41,906,373                    43,629,080

                  GENERAL MERCHANDISE STORES - 2.3%
        382,000   Target Corp.                                                  20,017,031                    20,784,620

                  HOME FURNISHINGS - 2.6%
        571,900   Bed Bath & Beyond Inc.                                        21,620,481                    23,893,982

                  HOMEBUILDING - 6.3%
        500,000   Centex Corp.                                                  26,850,912                    35,335,000
        275,000   Pulte Homes, Inc.                                             19,499,287                    23,168,750
                                                                              ------------                  ------------
                  TOTAL CONSUMER DISCRETIONARY                                 262,451,161                   283,914,149
                  THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

CONSUMER STAPLES
                  DRUG RETAIL - 4.2%
      1,339,800   CVS Corp.                                                     34,269,812                    38,947,986
                                                                              ------------                  ------------
                  TOTAL CONSUMER STAPLES                                        34,269,812                    38,947,986
                  THIS SECTOR IS 13.7% ABOVE YOUR FUND'S COST.

ENERGY
                  OIL & GAS DRILLING - 4.9%
        750,000   Nabors Industries, Ltd.                                       37,258,210                    45,465,000

                  OIL & GAS EQUIPMENT & SERVICES - 7.2%
        521,500   Halliburton Co.                                               20,001,090                    24,938,130
        146,900   National Oilwell Varco Inc.                                    6,631,677                     6,983,626
        601,300   Weatherford International Ltd.                                28,188,202                    34,863,374

                  OIL & GAS EXPLORATION & PRODUCTION - 3.6%
      1,455,500   Chesapeake Energy Corp.                                       31,238,891                    33,185,400
                                                                              ------------                  ------------
                  TOTAL ENERGY                                                 123,318,070                   145,435,530
                  THIS SECTOR IS 17.9% ABOVE YOUR FUND'S COST.

FINANCIALS
                  PROPERTY & CASUALTY INSURANCE - 3.4%
        526,400   Allstate Corp.                                                23,179,412                    31,452,400

                  SPECIALIZED FINANCE - 5.3%
        167,000   Chicago Mercantile Exchange                                   38,352,246                    49,348,500
                                                                              ------------                  ------------
                  TOTAL FINANCIALS                                              61,531,658                    80,800,900
                  THIS SECTOR IS 31.3% ABOVE YOUR FUND'S COST.

HEALTHCARE
                  BIOTECHNOLOGY - 3.7%
        561,400   Amgen Inc.                                                    34,713,259                    33,942,244

                  HEALTH CARE EQUIPMENT - 3.3%
        475,000   Fisher Scientific International Inc.                          28,604,594                    30,827,500
                                                                              ------------                  ------------
                  TOTAL HEALTHCARE                                              63,317,853                    64,769,744
                  THIS SECTOR IS 2.3% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                  COMMERCIAL PRINTING - 3.0%
        807,700   R. R. Donnelley & Sons Co.                                    27,578,917                    27,873,727

                  INDUSTRIAL CONGLOMERATES - 2.3%
        612,300   General Electric Co.                                          19,908,036                    21,216,195

                  RAILROADS - 4.2%
        600,000   Union Pacific Corp.                                           38,218,429                    38,880,000
                                                                              ------------                  ------------
                  TOTAL INDUSTRIALS                                             85,705,382                    87,969,922
                  THIS SECTOR IS 2.6% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                  APPLICATION SOFTWARE - 1.8%
        471,100   Autodesk, Inc.                                                16,849,166                    16,191,707

                  COMMUNICATIONS EQUIPMENT - 5.9%
      1,727,100   Corning Inc.                                                  19,296,908                    28,704,402
        649,000   L.M. Ericsson Telephone Co. ADR                               20,650,246                    20,735,550
        279,900   Motorola, Inc.                                                 5,022,262                     5,110,974

                  COMPUTER STORAGE & PERIPHERALS - 2.1%
      1,125,500   Seagate Technology                                            20,253,628                    19,752,525

                  DATA PROCESSING & OUTSOURCED SERVICES - 1.7%
        393,000   First Data Corp.                                              15,655,526                    15,775,020

                  SEMICONDUCTOR EQUIPMENT - 4.4%
        870,000   Altera Corp.                                                  18,590,199                    17,243,400
        913,000   Intel Corp.                                                   24,438,011                    23,792,780
                                                                              ------------                  ------------
                  TOTAL INFORMATION TECHNOLOGY                                 140,755,946                   147,306,358
                  THIS SECTOR IS 4.7% ABOVE YOUR FUND'S COST.

MATERIALS
                  DIVERSIFIED METALS & MINING - 3.9%
        385,900   Phelps Dodge Corp.                                            36,291,056                    35,695,750
                                                                              ------------                  ------------
                  TOTAL MATERIALS                                               36,291,056                    35,695,750
                  THIS SECTOR IS 1.6% BELOW YOUR FUND'S COST.
                                                                              ------------                  ------------
                  TOTAL COMMON STOCKS                                          807,640,938                   884,840,339


                                                                           Principal Amount
                                                                           ----------------
SHORT-TERM INVESTMENTS - 3.9% (A)<F4>

                  COMMERCIAL PAPER - 3.6%
    $32,700,000   UBS Finance (DE) LLC,
                  due 07/01/05, discount of 3.37%                            $  32,700,000                    32,700,000

                  VARIABLE RATE DEMAND NOTE - 0.3%
      2,913,052   U.S. Bank, N.A., 3.08%                                         2,913,052                     2,913,052
                                                                              ------------                  ------------
                  Total short-term investments                                  35,613,052                    35,613,052
                                                                              ------------                  ------------
                  Total investments                                           $843,253,990                   920,453,391
                                                                              ------------
                                                                              ------------
                  Cash and receivables, less
                  Liabilities 0.4% (A)<F4>                                                                     3,980,624
                                                                                                            ------------
                    Net Assets                                                                              $924,434,015
                                                                                                            ------------
                                                                                                            ------------
                  Net Asset Value Per Share
                  ($0.01 par value, 100,000,000
                  shares authorized), offering
                  and redemption price
                  ($924,434,015 / 32,144,705
                  shares outstanding)                                                                             $28.76
                                                                                                                  ------
                                                                                                                  ------



(A)<F4> Percentages for the various classifications relate to net assets. ADR-American Depository Receipts

DEFINITIONS AND DISCLOSURES

The Funds' objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/05, unless listed in the accompanying statements of net assets. Earnings growth rates of the Funds mentioned refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

As of June 30, 2005, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 8.05, -1.35 and 10.05 percent; the Russell 3000 Growth Index's were 1.90, -9.93 and 7.13 percent; the Russell 1000 Index's were 7.92, -1.89 and 10.16 percent; the Russell 1000 Growth Index's were 1.68, -10.36 and
7.40 percent; and the S&P 500 Index's were 6.32, -2.37 and 9.94 percent. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Fund was ranked in the top 9, 32 and 48 percent out of the 797, 450 and 157 funds in Morningstar's mid-cap growth category for the 1-, 5- and 10-year periods, respectively as of 6/30/05. Brandywine Blue Fund was ranked in the top 1, 5 and 16 percent out of the 1,361, 817 and 272 funds in Morningstar's large-cap growth category for the 1-, 5- and 10-year periods, respectively as of 6/30/05.

IRA INVESTORS . . .

For IRA shareholders, the annual $15 maintenance fee is due on November 4, 2005. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you would prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                               Friess Associates
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                               Friess Associates
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
     (800) 656-3017         www.brandywinefunds.com       bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

  OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger

                            BRANDYWINE ADVISORS FUND

Managed by Friess Associates, LLC       Quarterly Report        June 30, 2005

Dear Fellow Shareholders:

The Brandywine Advisors Fund posted solid June-quarter results, contributing to positive year-to-date performance during a challenging six months for many major indexes. Brandywine Advisors grew 5.38 percent this year through June, compared to benchmark results ranging from a 0.81 percent decline in the S&P 500 Index to a 3.92 percent gain in the Russell Midcap Index.

                            YEAR-TO-DATE PERFORMANCE

               Brandywine Advisors Fund                     5.38%
               Russell Midcap Index                         3.92%
               Russell Midcap Growth Index                  1.70%
               S&P 500 Index                               -0.81%

Cumulative Total Returns, December 31, 2004 through June 30, 2005.

In the trailing year, the Fund's 14.57 percent total return compares favorably to returns in the S&P 500 and Russell Midcap Growth Indexes of 6.32 and 10.86 percent. Brandywine Advisors ranked in the top 10 percent of the 797 funds in Morningstar's mid-cap growth category in the year ended June 30 based on risk-adjusted total return.

Rising energy prices and possible excesses in the housing market are issues that should command attention. But even an investor somehow equipped with the price of oil in six months or the precise date of a turn in the housing market would be hard pressed to pick the right stocks on that information alone. Evaluating how an individual company performs against the backdrop of a broad trend is more important than trying to gauge the trend itself.

Investors tuned out the macro noise for a decent part of the June quarter, and we think for good reason. We continue to uncover individual companies with strong earnings-growth prospects, in some cases with the help of and in other cases in spite of the various trends and possibilities that threaten broader market sentiment. The average Brandywine Advisors holding is expected to grow earnings 40 percent this year.

Brandywine Advisors grew 4.06 percent in the June quarter, outpacing gains in the S&P 500 and Russell Midcap Growth Indexes of 1.37 and 3.43 percent.

While resurgent oil prices made headlines, June-quarter performance undercut the argument that higher energy prices would prompt consumers to retreat. Four of the Fund's top 10 contributors were consumer-related holdings. Standouts included American Eagle Outfitters and Advance Auto Parts. Both companies exceeded earnings estimates in their most recently reported quarter.

Consumers also did their part to continue fueling robust results for homebuilders. KB Home and Centex enjoyed double-digit June-quarter gains in the wake of strong earnings growth. KB Home and Centex grew earnings 72 and 34 percent in their most recent quarter, topping estimates by 16 and 10 percent.

Continuing a trend from last quarter, energy holdings aided results. This was particularly the case thanks to Southwestern Energy, the Fund's largest contributor to total gains. The Fund also benefited from holdings that provide equipment and services to oil and gas producers.

                                             Brandywine Advisors
     Cumulative Total Return                       % Change
     -----------------------                       --------
     Quarter                                         4.06
     One Year                                       14.57
     Inception - 10/31/00                            2.77

     Annualized Total Return
     -----------------------
     Inception - 10/31/00                            0.59

Performance data quoted represent past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

Holdings from the raw materials and industrial sectors were the only notable relative performance detractors. Although holdings from these areas were strong in previous quarters, their performance mostly stalled in the June quarter. Investors assumed falling steel prices in the spring signaled declining demand with implications for a range of metals- and industrial-related companies. Our research indicates that demand remains stable and that the steel price situation is more a function of ramped-up steel production in China boosting global supply.

Holdings from the industrial sector are slightly more prevalent than consumer-sensitive holdings among the companies the Fund holds right now. That we've found promising earnings prospects among companies that make machinery, electronic instruments, airplane parts, military equipment and the like at the same time that we've isolated earnings strength at department stores, specialty retailers and other companies dependent on the average consumer speaks well about the current state of the economy.

Anyone preparing for a summer vacation knows that the bargain package deals and cut-rate airfares of recent years past are a bit harder to snag this year. People are traveling again. The impact is evident in the commercial aerospace sector, where Goodrich (page 3) positions itself as a supplier of choice for a broad range of equipment and services.

The grassroots research we conduct on the economy's frontlines continues to turn up evidence in support of the economic expansion reflected in the nation's reported economic growth rate. Since the tax-cut induced surge in the September quarter of 2003, the current U.S. expansion has proven to be durable. Domestic economic growth averaged 3.9 percent during that time, providing a stable environment for individual companies.

Three months ago a lot of talk centered on the economy's ability to hold up under the weight of $50-a-barrel oil. Now oil is more expensive and the debate continues. Whether oil or housing or some other factor will deliver an unpleasant surprise, no one knows.

We do know conditions will evolve one way or the other and, as they do, our bottom-up focus should enable us to identify the individual companies best positioned to adapt and profit.

On the housekeeping front, to maximize efficiencies we shifted work previously done in our Phoenix-area satellite office to our Delaware and Wyoming facilities. In recent years, that office shrank through attrition to only two or three full-time teammates. Also, please join us in keeping Friess research teammate Nate Dougall in our thoughts and prayers. A Major in the U.S. Army recently called up from the reserves, Nate was deployed to Baghdad to lend a hand in the development of a free and democratic Iraq. We wish Nate a safe journey and look forward to welcoming him back upon the completion of his military commitment.

This month we welcome David Haley to the Friess research team. David, who holds the Chartered Financial Analyst designation, spent six years with T. Rowe Price Associates, where he worked as an Investment Analyst in the firm's Baltimore and London offices. He also recently earned a Master of Business Administration degree with a concentration in finance from New York University's Stern School of Business.

Your team is committed to owning companies that will build on recent results on your behalf. Thanks for your continued confidence!

/s/Bill D'Alonzo
Bill D'Alonzo
Chief Executive Officer  July 13, 2005

CAPITAL GAINS UPDATE...

Brandywine Advisors Fund finished the June quarter in a realized gain position that makes a capital gains distribution likely in October. Brandywine Advisors currently shows $0.61 per share in net realized capital gains. This information is presented for guidance only. Gains and losses realized through sales of portfolio holdings between now and September 30 will determine the final tally for the fiscal year.

CENTEX CORP., CTX

The conventional knock against homebuilders is that they're cyclical, feast-or-famine companies at the mercy of interest rates. In the case of Centex, investors are best served when they cast aside such generalizations.

NYSE-listed Centex Corp. has not reported a single quarterly loss since becoming the nation's first publicly traded homebuilder in 1969. The company expanded year-over-year gross profit margins every quarter over the past nine years and exceeded Wall Street earnings estimates in each quarter for nearly 12 years running.

As the industry's fourth-largest homebuilder, Centex boasts competitive advantages that benefit the company well beyond the favorable interest-rate environment that continues to stoke housing demand. With $12.9 billion in revenue in the 12 months through March, Centex enjoys access to land, lower-cost capital and other scale-related advantages unavailable to the smaller, private companies that comprise the bulk of its competition.

Centex grew earnings 34 percent in the March quarter, beating estimates by 10 percent. Revenues grew 25 percent. The quarter topped off a fiscal year in which Centex's earnings climbed 24 percent on 20 percent revenue growth.

Your team spoke with Brad Burns, President of Centex's Las Vegas division, after general demand for housing in the area briefly appeared to slow, fueling concerns about the housing boom's continued staying power. Speculators add volatility to Las Vegas and other markets, but that's not a major concern for Centex, which derives the majority of its revenue from moderately priced, single-family homes rather than the more cyclical markets for condos and luxury homes.

Your team bought Centex at less than six times earnings for the fiscal year ended March 2006. Even with the stock's recent rise, Centex sells at less than eight times fiscal 2006 estimates. Analysts predict Centex will grow earnings 25 percent in the June quarter.

GOODRICH CORP., GR

The Goodrich motto is: "If there's an aircraft in the sky, we're on it." With global travelers again hitting the skyways at pre-2001 levels and new plane orders from foreign carriers surging, the business behind those words promises sizable rewards.

NYSE-listed Goodrich Corp. is the world's largest supplier of components, systems and services to the aviation market. The company's replacement and original equipment is used in everything from a plane's engine to the actuation system that synchronizes its moving parts to landing gear, wheels and brakes. Goodrich employs more than 21,000 people in over 100 facilities across 16 countries. Annual sales topped $4.7 billion last year.

The three-year lull in air traffic and plane orders following the 2001 terrorist attacks stifled demand for Goodrich products. The company used the downturn to enhance profitability and balance its business strategy between commercial and military markets. As the aerospace industry recovers, Goodrich is emerging as a supplier of choice.

March-quarter earnings growth of 88 percent beat estimates by 18 percent. Revenue grew 10 percent. Strong aftermarket sales were driven by underlying gains in global air traffic, while the company continued to rack up new orders associated with next-generation planes. Operating profit margins reached a three-year high and are expected to expand further as the company nears completion of a costly redesign for the new 555-seat Airbus A380.

Your team spoke with Chief Executive Marshall Larsen who described the recent Paris air show as the "best in years." Nearly $50 billion in new large commercial airliner orders were placed at the show with Boeing and Airbus SAS, both large Goodrich customers.

Your team bought Goodrich at 20 times 2005 earnings estimates. Wall Street expects the company to complete the year with 33 percent earnings growth.

                            BRANDYWINE ADVISORS FUND

     PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST AS OF JUNE 30, 2005


1. Chesapeake Energy Corp.                  +73.3%                6. American Eagle Outfitters, Inc.    +12.5%
2. Fisher Scientific International Inc.     +56.8%                7. Goodrich Corp.                      +7.0%
3. National Oilwell Varco Inc.              +40.3%                8. Triad Hospitals, Inc.               +0.4%
4. Precision Castparts Corp.                 +6.7%                9. Centex Corp.                       +44.2%
5. Southwestern Energy Co.                  +57.7%               10. KB Home, Inc.                     +104.6%

                                EARNINGS GROWTH

          THE FUND'S COMPANIES                                     40%
          S&P 500                                                  10%

FORECASTED INCREASE IN EARNINGS PER SHARE 2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2005.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

          CASH                                                    3.9%

          MID CAP
          $1 billion to $15 billion                              96.1%

                            TOP TEN INDUSTRY GROUPS

          Oil & Gas Equipment & Services                         11.7%
          Oil & Gas Exploration & Production                      8.7%
          Aerospace & Defense                                     7.8%
          Oil & Gas Drilling                                      6.8%
          Homebuilding                                            6.2%
          Health Care Equipment                                   6.1%
          Health Care Facilities                                  5.4%
          Industrial Machinery                                    5.1%
          Construction Materials                                  4.6%
          Consumer Electronics                                    4.1%
          All Other Industry Groups                              29.6%
          Cash                                                    3.9%

                            BRANDYWINE ADVISORS FUND
                        JUNE QUARTER "ROSES AND THORNS"


                                     $ Gain
 Biggest $ Winners               (in thousands)     % Gain                                  Reason for Move
 -----------------               -------------      ------                                  ---------------

Southwestern                       $2,606.3        60.6          March-quarter earnings grew 30 percent, topping estimates.  Energy
                                                                 Co.Quarterly revenues jumped 34 percent to $161 million. The integrated energy company focuses on natural gas and crude oil production and gained ground after releasing better-than-expected production data points from new wells drilled on its Fayetteville
                                                                 Shale, Arkansas property.

KB Home, Inc.                      $1,614.9       $29.9          May-quarter earnings growth of 72 percent beat estimates by 16 percent. The homebuilder experienced high demand in its Florida,
                                                                 Southwest and West Coast markets, fueling strong growth in both unit deliveries and selling prices. Estimates for the fiscal year ending November are up 26 percent since January, as orders for new homes continue to grow amid rising but still relatively low interest rates.

Centex Corp.                       $1,000.5        20.6          The fourth-largest domestic homebuilder grew March-quarter earnings
                                                                 34 percent, beating estimates. Gross profit margins grew for the
                                                                 36th consecutive quarter as revenues jumped 25 percent. Centex continues to leverage its size into competitive advantages associated with its cost of capital, land and building material.

Arch Coal, Inc.                      $957.9        22.9          The second-largest coal producer in the U.S. grew March-quarter earnings 79 percent, beating estimates. Surging demand, limited supply and elevated prices for its western Powder River Basin coal fueled results. The Fund sold Arch Coal during the quarter as it reached its target price.

Fisher Scientific                    $926.1        14.0          The maker of laboratory equipment grew March-quarter earnings 33
  International Inc.                                             percent on revenue growth of 34 percent. A series of acquisitions resulted in operating margin expansion from distribution
                                                                 improvements and increased sales of self-manufactured, higher-
                                                                 margin biotechnology products. The acquisitions also produced cross-selling opportunities.

                                     $ Loss
  Biggest $ Losers               (in thousands)     % Loss                                  Reason for Move
  ----------------               -------------      ------                                  ---------------

Phelps Dodge Corp.                 $993.9          10.6          The world's second largest copper producer and currently one of the few able to bring on incremental supply grew March-quarter earnings
                                                                 91 percent. Despite strong results, falling steel prices pressured materials-related companies early in the quarter as investors interpreted the drop as a sign of weakening industrial demand rather than increased steel production. The Fund sold Phelps Dodge to lock in a substantial gain and, after the speculative fears cleared, compelling fundamentals led the Fund to revisit the company in late June.

Yellow Roadway Corp.               $798.1          14.8          Yellow Roadway is among the largest U.S. less-than-truckload transportation providers. March-quarter earnings grew to $0.92 from
                                                                 $0.38 a year ago, beating estimates. Concerns surfaced that a seasonal decline in volumes would persist amid an uncertain economic backdrop, sending transportation-related companies lower.
                                                                 The Fund sold Yellow Roadway at a gain and used the proceeds to fund an idea with greater near-term upside.

Ryder System, Inc.                 $604.6          13.2          The provider of logistics and transportation solutions grew March-
                                                                 quarter earnings 28 percent, beating estimates. Shares traded lower on general concerns related to economic softness and, more specifically, that the anticipated shift by customers from its commercial rentals to longer-term leases was not occurring. The
                                                                 Fund sold Ryder to fund an idea with greater earnings visibility.

Timken Co.                         $589.6          15.1          March-quarter earnings more than doubled. Earnings estimates for
                                                                 2005 have risen 33 percent since January. Despite strong
                                                                 fundamentals, Timken fell in sympathy with other industrial-related companies on speculation that lower steel prices signaled a fall off in demand. The company's diverse product line, which includes bearings and other specialty steel parts, limits its exposure to cyclical turns in steel availability.

Monster Worldwide Inc.             $476.7          14.2          The operator of the popular employment advertising website
                                                                 monster.com grew March-quarter earnings 55 percent. While clearly benefiting from growth in online employment advertising and the upswing in hiring, shares came under pressure amid concerns that the economic recovery could falter. The Fund sold Monster to fund an idea with better near-term prospects.



All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 June 30, 2005
                                  (Unaudited)


        Shares                                                                         Cost                Value (B)<F2>
        ------                                                                         ----                -------------

COMMON STOCKS - 96.1% (A)<F1>
CONSUMER DISCRETIONARY

                  APPAREL RETAIL - 3.9%
        211,700   American Eagle Outfitters, Inc.                                  $  5,767,892             $  6,488,605

                  CONSUMER ELECTRONICS - 4.1%
         65,100   Garmin Ltd.                                                         3,460,404                2,783,025
         51,400   Harman International Industries, Inc.                               4,219,878                4,181,904

                  HOME FURNISHINGS - 1.0%
         79,500   Tempur-Pedic International Inc.                                     1,913,549                1,763,310

                  HOMEBUILDING - 6.2%
         74,500   Centex Corp.                                                        3,650,616                5,264,915
         66,800   KB Home, Inc.                                                       2,489,347                5,092,164

                  RESTAURANTS - 2.6%
         58,200   Brinker International, Inc.                                         2,313,520                2,330,910
         61,900   Darden Restaurants, Inc.                                            1,900,096                2,041,462
                                                                                   ------------             ------------
                  TOTAL CONSUMER DISCRETIONARY                                       25,715,302               29,946,295
                  THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.

ENERGY
                  OIL & GAS DRILLING - 6.8%
         55,000   Helmerich & Payne, Inc.                                             2,543,156                2,580,600
         80,900   Nabors Industries, Ltd.                                             3,824,028                4,904,158
        142,700   Patterson-UTI Energy, Inc.                                          3,556,400                3,971,341

                  OIL & GAS EQUIPMENT & SERVICES - 11.7%
         49,000   Cooper Cameron Corp.                                                2,956,184                3,040,450
         73,800   FMC Technologies, Inc.                                              2,314,316                2,359,386
         78,400   Grant Prideco, Inc.                                                 1,482,171                2,073,680
        156,300   National Oilwell Varco Inc.                                         5,296,602                7,430,502
         81,200   Weatherford International Ltd.                                      3,458,656                4,707,976

                  OIL & GAS EXPLORATION & PRODUCTION - 8.7%
        340,000   Chesapeake Energy Corp.                                             4,474,101                7,752,000
        147,000   Southwestern Energy Co.                                             4,380,213                6,906,060
                                                                                   ------------             ------------
                  TOTAL ENERGY                                                       34,285,827               45,726,153
                  THIS SECTOR IS 33.4% ABOVE YOUR FUND'S COST.

HEALTHCARE
                  HEALTH CARE EQUIPMENT - 6.1%
        116,000   Fisher Scientific International Inc.                                4,801,501                7,528,400
         44,200   Kinetic Concepts, Inc.                                              2,657,610                2,652,000

                  HEALTH CARE FACILITIES - 5.4%
         86,300   Community Health Systems Inc.                                       2,614,828                3,261,277
        105,000   Triad Hospitals, Inc.                                               5,712,423                5,737,200
                                                                                   ------------             ------------
                  TOTAL HEALTHCARE                                                   15,786,362               19,178,877
                  THIS SECTOR IS 21.5% ABOVE YOUR FUND'S COST.

INDUSTRIALS
                  AEROSPACE & DEFENSE - 7.8%
        141,700   Goodrich Corp.                                                      5,424,848                5,804,032
         93,900   Precision Castparts Corp.                                           6,856,863                7,314,810

                  COMMERCIAL PRINTING - 2.0%
         99,800   R. R. Donnelley & Sons Co.                                          3,257,336                3,444,098

                  CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 2.6%
        132,400   Joy Global Inc.                                                     4,582,997                4,447,316

                  ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
         52,200   AMETEK, Inc.                                                        1,779,239                2,184,570

                  INDUSTRIAL CONGLOMERATES - 2.1%
         51,200   Carlisle Companies Inc.                                             3,521,478                3,513,856

                  INDUSTRIAL MACHINERY - 5.1%
         21,600   IDEX Corp.                                                            900,024                  833,976
        117,000   Pentair, Inc.                                                       3,723,653                5,008,770
        120,400   Timken Co.                                                          2,913,652                2,781,240

                  TRUCKING - 1.4%
        120,600   Hunt (J.B.) Transport Services, Inc.                                2,451,920                2,327,580
                                                                                   ------------             ------------
                  TOTAL INDUSTRIALS                                                  35,412,010               37,660,248
                  THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY
                  APPLICATION SOFTWARE - 2.2%
        169,500   Citrix Systems, Inc.                                                3,985,305                3,671,370

                  COMPUTER HARDWARE - 1.4%
         43,600   Avid Technology, Inc.                                               2,653,950                2,323,008

                  COMPUTER STORAGE & PERIPHERALS - 1.8%
        171,400   Seagate Technology                                                  3,018,515                3,008,070

                  DATA PROCESSING & OUTSOURCED SERVICES - 1.1%
         27,100   Global Payments Inc.                                                1,555,243                1,837,380

                  ELECTRONIC EQUIPMENT MANUFACTURERS - 1.9%
        107,500   FLIR Systems, Inc.                                                  3,310,292                3,207,800

                  SEMICONDUCTOR EQUIPMENT - 1.2%
        102,700   Altera Corp.                                                        2,156,238                2,035,514

                  SEMICONDUCTORS - 1.5%
         53,800   International Rectifier Corp.                                       2,221,708                2,567,336
                                                                                   ------------             ------------
                  TOTAL INFORMATION TECHNOLOGY                                       18,901,251               18,650,478
                  THIS SECTOR IS 1.3% BELOW YOUR FUND'S COST.

MATERIALS
                  CONSTRUCTION MATERIALS - 4.6%
         64,200   Lafarge North America Inc.                                          3,982,170                4,008,648
         54,500   Martin Marietta Materials, Inc.                                     2,657,340                3,767,040

                  DIVERSIFIED METALS & MINING - 1.6%
         29,900   Phelps Dodge Corp.                                                  2,814,948                2,765,750
                                                                                   ------------             ------------
                  TOTAL MATERIALS                                                     9,454,458               10,541,438
                  THIS SECTOR IS 11.5% ABOVE YOUR FUND'S COST.
                                                                                   ------------             ------------
                  Total common stocks                                               139,555,210              161,703,489

Principal Amount
----------------
SHORT-TERM INVESTMENTS - 4.6% (A)<F1>

                  COMMERCIAL PAPER - 3.9%
     $6,600,000   UBS Finance (DE) LLC,
                  due 07/01/05, discount of 3.37%                                     6,600,000                6,600,000

                  VARIABLE RATE DEMAND NOTE - 0.7%
      1,102,633   Wisconsin Corporate Central
                    Credit Union, 3.00%                                               1,102,633                1,102,633
                                                                                   ------------             ------------
                  Total short-term investments                                        7,702,633                7,702,633
                                                                                   ------------             ------------
                  Total investments                                                $147,257,843              169,406,122
                                                                                   ------------
                                                                                   ------------
                  Liabilities, less cash and
                    receivables (0.7%) (A)<F1>                                                               (1,151,946)
                                                                                                            ------------
                    NET ASSETS                                                                              $168,254,176
                                                                                                            ------------
                                                                                                            ------------
                  Net Asset Value Per Share
                  ($0.01 par value, 100,000,000
                  shares authorized), offering
                  and redemption price
                  ($168,254,176 / 15,626,959
                  shares outstanding)                                                                             $10.77
                                                                                                                  ------
                                                                                                                  ------




(A)<F1>   Percentages for the various classifications relate to net assets.
(B)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.

IRA INVESTORS . . .

For IRA shareholders, the annual $15 maintenance fee is due on November 4, 2005. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date. If you would prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.

THE WALL STREET JOURNAL CHANGES LISTING REQUIREMENT...

On July 5, 2005, The Wall Street Journal raised the minimum net asset level it requires a fund to maintain in order to appear in the paper's mutual fund pricing pages. The new minimum is $200 million, meaning Brandywine Advisors Fund will not be listed in the Journal until assets reach that mark. Other papers that list Brandywine Advisors' net asset value (NAV) will likely continue to do so, as each publication sets its own listing criteria. As always, the Fund's daily NAV can be found on our website at www.brandywinefunds.com.

                               BOARD OF DIRECTORS

Robert F. Birch
President and Director
New America High Income Fund
Dover, Massachusetts

William F. D'Alonzo
CEO and CIO
Friess Associates
Greenville, Delaware

Foster S. Friess
Chairman
Friess Associates
Jackson, Wyoming

Quentin Jackson
President and CEO
Nuclear Electric Insurance Limited
Wilmington, Delaware

Stuart A. McFarland
Managing Partner
Federal City Capital Advisors, LLC
Washington, DC

W. Richard Scarlett, III
Chairman and CEO
United Bancorporation of Wyoming, Inc.
Jackson, Wyoming

Marvin N. Schoenhals
Chairman and President
WSFS Financial Corp.
Wilmington, Delaware

James W. Zug
Former Senior Partner
PricewaterhouseCoopers LLP
Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
       (877) 636-6460          www.brandywinefunds.com     bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm : PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

 OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, Dave Marky, Adam Rieger

The funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 6/30/05, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. "Bought" date highlighted in stock charts represents the initial purchase date by Friess Associates and is not necessarily the Funds' initial purchase date. The Russell Midcap, Russell Midcap Growth and S&P 500 Indexes are unmanaged indices commonly used to measure the performance of U.S. stocks.You cannot invest directly in an index.

As of June 30, 2005, the Russell Midcap Index's average annual total returns for 1, 5 and 10 years were 17.12, 7.34 and 12.90 percent; the Russell Midcap Growth Index's were 10.86, -5.23 and 9.43 percent; and the S&P 500 Index's were 6.32, -2.37 and 9.94 percent. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Advisors Fund was ranked in the top 10 and 60 percentile out of the 797 and 648 funds in Morningstar's mid-cap growth category for the 1- and 3-year periods, respectively, as of 6/30/05.
                                                                            7/05